EEI Financial Conference November 10 - 12, 2024 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

3 Well-positioned for growth; investing heavily in utilities and delivering premium shareholder value 1. J.D. Power 2024 Gas Utility Business Customer Satisfaction Study. Visit jdpower.com 2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings • Highly engaged employees focusing on delivering for customers; ranked #1 in customer satisfaction with business natural gas service in the Midwest by J.D. Power1 • Advancing regulatory proceedings to support improved system reliability; received rate order for DTE Gas in November and progressing towards constructive order at DTE Electric in January • Maintaining strong collaboration on business development in Michigan to attract a range of customers, including data centers • On track to achieve 2024 operating EPS2 guidance that provides 7% growth from 2023 original guidance midpoint; positioning for strong results in 2025 and beyond • Long-term operating EPS growth rate target of 6% - 8% — Executing customer-focused capital investment plan while maintaining affordability — Opportunity for significant incremental utility investment as we continue to advance our voluntary renewables program and increase focus on reliability — Non-utility earnings growth driven by custom energy solutions, carbon capture and sequestration and RNG projects — Providing 2025 - 2029 forward-looking disclosures on 2024 year-end earnings call

Economic development fuels Michigan’s growth • Michigan ranked in the top 10 by CNBC for America’s Top States for Business in 2024 • Maintaining strong collaboration on business development in Michigan to attract a range of customers, including data centers — Actively engaged in discussions with multiple data center opportunities; currently in early negotiations with three of these prospects • Significant investment in Michigan, supporting thousands of jobs, including over $10 billion for: — General Motors investment to convert an assembly plant to produce full- size electric pickup trucks — Henry Ford Health, Detroit Pistons and Michigan State University investment in Detroit for hospital expansion, research facility and neighborhood redevelopment — Ilitch Organization and University of Michigan investment for an innovation campus — LG Energy Solution investment to expand battery manufacturing facility 4

Executing on customer-focused capital investment plan while maintaining affordability

Investing in customer-focused initiatives...

- Modernizing electric grid: preparing for impacts of increased extreme weather events and increased demand
- Transitioning to cleaner generation: shifting generation from coal to renewables supported by cleaner natural gas and storage
- Renewing gas infrastructure: continuing gas main renewal to maintain long-term safety and reliability and reduce GHG emissions
- Continuing growth at DTE Vantage through strong development pipeline in large custom energy solutions, carbon capture and sequestration and RNG projects

...while maintaining affordability

- Distinctive continuous improvement culture drives cost management
- Shift from coal to renewables and natural gas drives fuel and O&M cost reductions
- Inflation Reduction Act (IRA) supports transition to cleaner energy while supporting customer affordability goals

Electric bill increases well below national average

Projected average annual residential bill growth 2021 - 2025[1]



1.2%
4.3%
5.6%
DTE Electric[2]
Great Lakes average
National average

1. Source: Energy Information Administration (EIA). 12 month trailing average bill in May 2021 (full year average bill following May 2020 rate case implementation). Assumes rate growth remains consistent with the 2021 to 2023 trend
2. Assumes recovery of capital costs in rate case U-21534 and projected 2025 PSCR factor reduction

DTE 5

DTE Electric: transformational investments in distribution and generation 6 • Progressing toward constructive rate order • Received constructive feedback from third-party audit of electric distribution system — Highlights the importance of strategic investment to achieve the most impactful results for customers; supportive of our long-term investment plan to build the grid of the future • Continued progress automating and rebuilding the electric grid — Significant improvement in restoration times in 2024 • Began operation of 150 MW Sauk Solar park, our largest solar park to date — One of six solar projects to come online adding 800 MW to the portfolio to support our MIGreenPower voluntary renewables program • Capital investment plan focused on building the grid of the future and transitioning to cleaner generation — Cleaner generation investment driven by expanded renewables and utility-scale energy storage; provides more affordable energy for customers over the long term — Renewable investment supports continued success of MIGreenPower voluntary program — Opportunity for significant incremental utility investment as we continue to advance our voluntary renewables program and increase focus on reliability

Continuing to improve reliability for our customers while focusing on affordability 7 • Committed to our goal of reducing power outages by 30% and cutting outage duration in half by 2029, significantly improving reliability for customers • The electric distribution audit report affirms our plan will achieve this goal — The audit highlights the need for strategic investment in electric system to effectively achieve reliability improvement • Laser-focused on improving reliability for our customers and these efforts have been working — Through automation, our customers have avoided more than 9,000 power interruptions and over 3.6 million outage minutes through the third quarter of this year — Over 65% of customers restored in 24 hours during August storm, the highest one-day restoration for a storm this size in company history; nearly 95% restored in 48 hours — Trimmed 40,000 miles of trees since 2015; goal is to be on a consistent 5-year tree-trim cycle by the end of 2025

Committed to maintaining affordability for our customers; top quartile in bill growth over the last 3 years 8 1. Source: Energy Information Administration (EIA), 12-month average is the average monthly residential bill from July 2023 to June 2024 2. Assumes recovery of capital costs in rate case U-21534 and projected 2025 PSCR factor reduction State comparison – electric residential bill change % from 2021 to 20241 DTE 0.6% Great Lakes average 9.6% U.S. average 16.4% 1st quartile 2nd quartile 3rd quartile 4th quartile Great Lake peer states 1.2% DTE projected through 20252

DTE Gas: replacing aging infrastructure to ensure reliability and transition to net zero1 emissions 9 • Capital investment plan focused on infrastructure improvements and decarbonization, with a continued focus on safety and affordability for our customers − Significant investment recovered through Infrastructure Recovery Mechanism to support main renewal − Renewed over 1,800 miles since program inception − Gas renewal investments minimize leaks and reduce costs − Base infrastructure investments enhance transmission, compression, distribution and storage • Targeting to reduce GHG emissions by 65% by 2030, 80% by 2040 and net zero by 2050 − Natural Gas Balance program empowers customers to manage their carbon footprint using both carbon offsets and RNG 1. Definition of net zero included in the appendix

DTE Vantage: strategic focus on decarbonization solutions for customers 10 • Continued progress on project development − Expanded long-term, fixed-fee custom energy solutions agreement with Ford Motor Company in Tennessee to build, own, operate and maintain its central utility plant and distribution infrastructure; placing into full operation 4Q 2024 − RNG project placed into commercial operation 4Q 2024 − Advanced stage discussions on multiple custom energy solutions projects that would be supported by long-term, fixed-fee contracts • Strong development pipeline in large custom energy solutions, carbon capture and sequestration and RNG projects − Capitalizing on a growing preference for cleaner, more efficient energy − IRA improves opportunities in decarbonization as enhanced tax credits allow carbon capture, RNG and combined heat and power to be more economic − Strong RNG market growth supported by the federal RFS and California’s LCFS

Maintaining strong cash flows, balance sheet and credit profile 11 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting minimal equity issuances of $0 - $100 million annually through 2026 • Effectively managing debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting 15% - 16% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

12 Appendix

13 Continuing best-in-class engagement, health and safety of our employees ✓ 2024 Best Place to Work for Disability Inclusion Award Addressing our customers’ most vital needs ✓ Ranked #1 in customer satisfaction with business natural gas service in the Midwest by J.D. Power1 Supporting communities ✓ Over 800 employees volunteered nearly 5,000 hours during August Month of Caring ✓ 600 DTE contract workers and employees assisted in hurricane relief Delivering premium shareholder returns ✓ On track to achieve 2024 operating EPS2 guidance that provides 7% growth from 2023 original guidance midpoint; long-term operating EPS growth rate target of 6% - 8% • Solid financial strength and constructive regulatory environment allows us to continue to invest above our generated cash flows for improved reliability and cleaner generation ✓ Providing 2025 - 2029 forward-looking disclosures on the 2024 year-end earnings call Highly engaged team committed to delivering best-in-class results for our stakeholders 1. J.D. Power 2024 Gas Utility Business Customer Satisfaction Study. Visit jdpower.com 2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

2024 operating EPS1 guidance midpoint provides 7% growth over 2023 original guidance midpoint (millions, except EPS) 2024 guidance DTE Electric $1,100 - $1,120 DTE Gas 295 – 305 Warmer weather DTE Vantage 125 - 135 Energy Trading 30 - 40 Continued strong performance of contracted physical power and gas portfolios Corporate & Other (195) - (185) DTE Energy $1,355 - $1,415 Operating EPS $6.54 - $6.83 ✓ 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 14

2024 guidance DTE Electric Base infrastructure $630 New generation 1,200 Distribution infrastructure 1,550 $3,380 DTE Gas Base infrastructure $380 Gas renewal program 335 $715 Non-utility $550 - $650 Total $4,645 - $4,745 2024 guidance Cash from operations1 $3.3 Capital expenditures (4.7) Free cash flow ($1.4) Dividends (0.8) Other - Net cash ($2.2) Debt financing Issuances $4.3 Redemptions (2.1) Total debt financing $2.2 Cash flow and capital expenditures guidance 15 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

Superior corporate citizenship and community involvement Environmental, social and governance (ESG) efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well-being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 16 Award-winning commitment to ESG priorities Gallup Exceptional Workplace Award 12 consecutive years 2024 Energy STAR Partner of the Year Award 2024 Best Employers Award for Excellence in Health and Well-being

2023 IRP settlement outlines accelerated path to cleaner energy 77% 31% 15% 17% 19% 20% 18% 12% 2% 24% 27% 34% 20% 3% 4% 6% 6% 6% 1% 22% 32% 42% 62% 2005 2027 2029 2033 2042 Coal Nuclear Natural gas RenewablesStorage Generation mix1 (MWh %) First 5 years (2023 - 2027) • Ceasing coal use at one Belle River unit in 2025 and remaining unit in 2026; converting to 1,300 MW natural gas peaking resource • Adding 1,200 MW of solar • Adding 350 MW of energy storage, increased from 240 MW Second 5 years (2028 - 2032) • Retiring two coal units at Monroe in 2028 and accelerating retirement of two remaining units to 2032 from 2035 • Adding 3,200 MW of solar • Adding 1,000 MW of wind • Adding 430 MW of energy storage Next 10 years (2033 - 2042) • Adding 2,100 MW of solar • Adding 7,900 MW of wind • Adding 1,050 MW of energy storage 17 1. Generation mix subject to change Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero by 2050

Energy policy drives Michigan’s clean energy future and supports our cleaner energy journey • Accelerates the pace of decarbonization and deployment of renewables − Renewable compliance standard of 50% by 2030 and 60% by 2035 − Clean energy standard of 80% by 2035 and 100% by 2040 − Allows MPSC to approve emerging low and zero carbon technologies, including carbon capture and sequestration − Sets 2,500 MW statewide energy storage target − Raises energy efficiency targets and increases incentives − Provides flexibility in meeting targets and off-ramps for resource adequacy, excessive cost and feasibility − Allows financial compensation mechanism on power purchase agreements for renewable energy and energy storage • Supportive of IRP plan and clean energy goals 18

Progressing on EV initiatives

Charging Forward Program

- Promoting EV education, infrastructure and adoption
- Providing residential and commercial rebates, infrastructure support and fleet advisory services
- Offering unique solutions such as EV rebates for low and moderate income customers

Program-to-date major milestones

- Over 1,950 level 2 public chargers approved and over 1,440 installed
- 155 direct current fast charger rebates approved and 75 installed
- 12 electric bus deployments with the local regional transit agencies
- 142 electric school buses awarded through the EPA's Clean School Bus Program

2019
program inception

~1.5 million
gallons of gasoline saved

~7,600
residential rebates


DTE
DTE EV GARAGE

DTE
19

MIGreenPower program continues significant growth

- Allows customers to attribute up to 100% of electricity use to renewable sources
- Recognized by National Renewable Energy Laboratory as having the largest Green Tariff program in the country, fulfilling more load under contracted subscriptions than any other program
- Two largest renewable energy purchases from a utility announced with Ford Motor Company and Stellantis

Voluntary renewable customers

Ford

The Great Seal of the State of Michigan

University of Michigan

gm

Bedrock Detroit

Stellantis

~1,900

business customers

~100,000

residential customers

~2,500 MW

subscribed



DTE

20

Natural Gas Balance program empowers customers to manage their carbon footprint • Affordable way to address up to 100% of carbon emissions from natural gas usage in heating, water heaters, cooking and other home uses without adjusting a customer’s energy use or making changes to their home • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Promotes sound forest management and protects the health and resilience of Michigan’s trees across ~25,000 acres in the Upper Peninsula • Partnered with Anew, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception ~12,000 customers subscribed ~48,700 metric tons of CO2-e have been offset 21

$2.7b invested with Michigan businesses in 2023 $890m invested with Detroit suppliers in 2023 $990m invested with suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability-owned businesses in 2023 60+ supplier diversity awards earned since 2018 77,000 jobs created since 2010 Building on the momentum of the last decade, committed to Michigan investments and supplier diversity $28 $95 $215 $82 $120 $294 2023 Michigan spend (millions) 22

Committed to Diversity, Equity and Inclusion (DEI); creating a safe and welcoming environment Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Earned Accident Prevention Certificate from the American Gas Association by achieving a DART1 incident rate below the industry average Commitment to create a diverse, equitable and inclusive workforce • Office of DEI led by our CEO and key executive leaders • Focused on sustaining a diverse workforce which is representative of the communities we serve • Annual review of compensation practices to ensure equitable pay • Formal training programs, including unconscious bias training, for employees and leaders Employees with disabilities group Latino and Hispanic group Young professionals group LGBTQ+ group Black professionals group Family oriented group Asian and Middle Eastern American group Military veterans group Women’s group Employee groups create an inclusive environment where differences are celebrated and a sense of belonging exists for all employees 1. Days away, restricted or transferred 23

9.5 years average tenure 4 - 7 8 - 11 >11 Governance framework provides shareholder rights and enables sustainable value creation Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 11 1 92% independent 4 8 33% gender or ethnically diverse 65 - 69 70 - 7460 - 64 68 years average age <4 24 Composition of DTE Board of Directors

Annual or long-term incentive metrics Our team • Employee engagement • Employee safety Our customers • Customer satisfaction • System reliability Our communities • Customer satisfaction • System reliability Our investors • EPS • Cash flow • Relative total shareholder return Executive management compensation plan is aligned with our stakeholder priorities 25

Reconciliation of reported to operating earnings (non-GAAP) 26 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.